EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

            I, Dwayne E. Rocker, Secretary of FMB Equibanc, Inc. (the “Company”) do hereby certify, in accordance with 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  The Quarterly Report on Form 10-QSB of the Company for the period ending September 30, 2003 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 5, 2003	/s/Dwayne E. Rocker Dwayne E. Rocker Secretary (Principal financial and accounting officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to FMB Equibanc, Inc.